UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2012

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

525 French Road

Utica, New York 13502

(Address of principal executive offices, including zip code)

(315) 797-8375

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreements.

Merger Agreement

On August 13, 2012, CONMED Corporation, a Delaware corporation (“CONMED”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among CONMED, Arrow Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of CONMED (“Merger Sub”) and Viking Systems, Inc., a Delaware corporation (“Viking”).

Pursuant to the Merger Agreement, and on the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001 per share, of Viking (the “Shares”) at a price of $0.27 per Share in cash, net to the seller but subject to any required withholding taxes applicable to the seller (the “Offer Price”). Pursuant to the Merger Agreement, as soon as practicable after consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Viking (the “Merger”), with Viking surviving as a wholly-owned subsidiary of CONMED. At the effective time of the Merger, each Share not acquired in the Offer (other than (i) Shares owned by CONMED, Merger Sub or any of their wholly-owned subsidiaries and (ii) Shares owned by stockholders who properly demand appraisal of their Shares in accordance with Delaware law) will be cancelled and converted into the right to receive an amount in cash equal to the Offer Price, without interest. In addition, at the effective time of the Merger, each outstanding and unexpired option to purchase Shares (“Options”) and warrant to purchase shares (“Warrants”) will be cancelled in exchange for the right to receive, for each Share subject to such Option or Warrant, the excess of the Offer Price over the exercise price per Share applicable to such Option or Warrant, as applicable, subject to any applicable withholding taxes.

The obligation of Merger Sub to accept for payment and pay for Shares tendered into the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including there being validly tendered into the Offer and not properly withdrawn a number of Shares that, together with the Shares beneficially owned by CONMED and Merger Sub, constitute at least a majority of the total number of then outstanding Shares on a fully diluted basis (the “Minimum Tender Condition”). The transaction is not subject to a financing condition.

If CONMED and Merger Sub own 90% or more of the outstanding Shares following completion of the Offer, then Viking, CONMED and Merger Sub will take all necessary and appropriate action to effect a “short-form” merger under Delaware law without obtaining additional approval of Viking’s stockholders. In the Merger Agreement, Viking has also granted Merger Sub an option (the “Top-Up Option”) to purchase, at a price per share equal to the Offer Price, up to that number of newly-issued Shares equal to the number of Shares authorized to be issued under Viking’s charter, but that are not then issued and outstanding. Merger Sub may exercise the Top-Up Option, in whole or in part, if the Minimum Tender Condition has been satisfied.

The Merger Agreement includes customary representations, warranties and covenants of the parties. Viking has agreed, among other things, to operate its business in the ordinary course until the Merger is consummated. Viking has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Viking and has agreed to certain restrictions on its ability to respond to such proposals or change its recommendation in relation to the Offer, subject to fulfillment of the fiduciary requirements of Viking’s board of directors.

The Merger Agreement contains certain termination rights for the parties and further provides that Viking will be required, upon termination of the Merger Agreement under certain circumstances, to pay CONMED $225,000 or, upon termination of the Merger Agreement under certain other circumstances, to pay CONMED a termination fee of $900,000 and reimburse CONMED’s out-of-pocket expenses up to $225,000.

In addition, pursuant to the terms of the Merger Agreement, effective upon the purchase of Shares pursuant to the Offer, Merger Sub will be entitled to designate a number of directors, rounded up to the next whole number, on Viking’s board of directors equal to the product of (i) the total number of directors on Viking’s board of directors times (ii) the percentage of the outstanding Shares beneficially owned by Merger Sub.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The representations, warranties and covenants contained in the Merger Agreement and the other instruments described in this filing were made only for the purposes of the Merger Agreement and the other instruments described in this filing, as applicable, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and the other instruments described in this filing, as applicable, and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement and the other instruments described in this filing, as applicable. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement or the other instruments described in this filing and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by CONMED’s stockholders. None of CONMED’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of CONMED, Merger Sub, Viking, any of their respective subsidiaries or affiliates, or any other person. The Merger Agreement, the other instruments described in this filing, and the summaries thereof are not intended to modify or supplement any factual disclosures about CONMED or Viking, and should not be relied upon as disclosure about CONMED or Viking without consideration of the periodic and current reports and statements that CONMED and Viking file with the Securities and Exchange Commission (“SEC”). Factual disclosures about CONMED contained in public reports filed with the SEC may supplement, update or modify the factual disclosures contained in the Merger Agreement or the other instruments described in this filing.

Secured Promissory Note

On August 13, 2012, pursuant to the Merger Agreement, CONMED provided Viking with a loan, evidenced by a promissory note secured by the assets Viking (the “Promissory Note”) with a principal amount of up to $1,000,000 ($500,000 of which was drawn on August 14, 2012, and up to an additional $500,000 of which will be available to be drawn on or after September 12, 2012), and accruing simple interest on the outstanding amount at the prime rate (as published from time to time in the Wall Street Journal) plus 2% per annum, compounding annually; following occurrence of an event of default, as further provided in the Promissory Note, this interest rate would increase by 2% per annum. The principal amount of the Promissory Note, and any interest accrued thereon, will become immediately due and payable to CONMED 90 days following the earlier to occur of (i) the termination of the Merger Agreement for any reason and (ii) the date of closing of the Merger. However, such amounts will become immediately due and payable to CONMED two days after the earlier to occur of (x) Viking’s termination of the Merger Agreement because its board of directors has authorized entry into another agreement to acquire Viking and (y) Viking’s entry into such an agreement.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the Promissory Note, which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Tender and Voting Agreement

On August 13, 2012, as a condition and inducement to CONMED’s and Merger Sub’s willingness to enter into the Merger Agreement, certain holders of Shares entered into a tender and voting agreement with CONMED and Merger Sub (the “Tender and Voting Agreement”), whereby each such holder agreed to tender into the Offer all of the Shares that it beneficially owns and, if necessary, vote such Shares in favor of the Merger Agreement at any stockholders’ meeting called for that purpose. The Tender and Voting Agreement represents commitments to tender an aggregate of approximately 43% of Viking’s issued and outstanding shares.

The foregoing description of the Tender and Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Tender and Voting Agreement, which is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

Important Information about the Tender Offer

The tender offer described in this filing has not yet commenced. The description contained herein is neither an offer to purchase nor a solicitation of an offer to sell any securities. At the time the offer is commenced, CONMED will file a Tender Offer Statement on Schedule TO containing an Offer to Purchase, a related Letter of Transmittal and other documents relating to the tender offer, and thereafter Viking will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. Viking stockholders and other investors are urged to read the tender offer materials and the Solicitation/Recommendation Statement when they become available because they will contain important information which should be read carefully before any decision is made with respect to the tender offer. The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Schedule 14D-9, will be sent free of charge to all Viking stockholders. In addition, all of these materials will be made available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. Viking stockholders and other investors may also obtain these materials free of charge (when they become available) for free by contacting the information agent for the tender offer.

Forward Looking Information

This filing contains forward-looking statements based on certain assumptions and contingencies that involve known and unknown risks, uncertainties and other factors, many of which are beyond the control of CONMED and Viking. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to CONMED’s and Viking’s performance on a going-forward basis. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or expectation of the companies’ and members of their senior management team. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “expected,” “scheduled,” “estimates,” “intends,” “anticipates” or “believes,” or variations of such words and phrases, or can state that certain actions, events, conditions, circumstances or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. Forward-looking statements can include, without limitation: prospective performance and opportunities and the outlook for the companies’ businesses; the ability of CONMED to advance Viking’s product lines; the expected timing of the completion of the transactions; the ability to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing. Viking stockholders and other investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of Viking’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transactions may not be satisfied or waived; the effects of the transactions on relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; and other risks and uncertainties detailed from time to time in the Schedule TO and Schedule 14D-9 filed with the Securities and Exchange Commission in connection with the tender offer, as well as the companies’ periodic reports filed with the Securities and Exchange Commission, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. All forward-looking statements are based on information currently available to the companies, and the companies assume no obligation to update any such forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are included herewith:

Exhibit No.	Description of Exhibit

99.1	Agreement and Plan of Merger, dated as of August 13, 2012, by and among CONMED, Merger Sub and Viking.

99.2	Secured Promissory Note, dated August 13, 2012, between CONMED and Viking.

99.3	Tender and Voting Agreement, dated August 13, 2012, by and among CONMED, Merger Sub, and Holders.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Robert D. Shallish, Jr.
Name: Robert D. Shallish, Jr.
Title: Vice President-Finance and Chief Financial Officer

Date: August 14, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Agreement and Plan of Merger, dated as of August 13, 2012, by and among CONMED, Merger Sub and Viking.

99.2	Secured Promissory Note, dated August 13, 2012, between CONMED and Viking.

99.3	Tender and Voting Agreement, dated August 13, 2012, by and among CONMED, Merger Sub, and the holders of Shares party thereto.